                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                          THE PERIOD ENDED: 1-31-97

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter Inc.                           :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS/IS NOT in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases ARE/ARE NOT current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 2/14/97                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  1-31-97

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                   $   1,837    $   449,867
Cost of Sales                                             1,837        450,475
                                                      ---------    -----------

Gross Profit                                                 --           (608)
                                                      =========    ===========

         EXPENSES:
         --------

Officer Compensation                                     27,895        171,318
Salary Expenses other Employees                          40,687        165,681
Employee Benefits & Pensions                                 --             --
Payroll Taxes                                             7,219         18,463
Other Taxes                                               9,200         36,800
Rent and Lease Expense                                       --             --
Interest Expense                                        336,553      1,323,428
Insurance                                                59,556        190,497
Automobile and Truck Expense                                 --             --
Utilities (gas, electric, phone)                         16,238         67,045
Depreciation                                                 --             --
Travel and Entertainment                                  1,647          2,605
Repairs and Maintenance, alarm                            8,809         25,425
Advertising                                                  --             --
Supplies, Office Expenses, etc.                           8,369         17,333
Other:  Specify Director & Trustee Fees                   6,567         28,595
Other:  Specify Misc. Fees                                               6,732

TOTAL EXPENSES:                                         522,740      2,054,530
                                                      ---------    -----------

NET OPERATING PROFIT/(LOSS)                           $(522,740)   $(2,054,530)
                                                      =========    ===========

Add:  Non-Operating Income:
       Interest Income
       Other Income                                     185,446        627,532

Less: Non-Operating Expenses:
       Professional Fees
       Other                                             57,834        183,655
                                                      ---------    -----------

NET INCOME / (LOSS)                                   $(395,128)   $(1,610,653)
                                                      =========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter Inc.                                         Case No:  96-15177

                            Month Ending:  1-31-97

ASSETS:                              Current Month   Prior Month    At Filing
Cash:                                      9,331          57,249        89,252
Inventory:                               341,617         421,164     1,307,487
Accounts Receivables:                 35,221,440       4,762,288     1,102,281
Insider Receivables **                 7,235,877      41,298,703    35,674,942
Land and Buildings:                    7,235,877      49,357,008    55,562,318
Furniture, Fixtures & Equip:             267,003         272,634       576,118
Accumulated Depreciation:            (10,997,609)    (10,954,954)  (11,923,676)
Other: Prepaids & misc.                  354,325         357,278       768,378
Other: Utility deposits                   57,161          57,161             0
                                     -----------     -----------   -----------

TOTAL ASSETS:                         81,854,946      85,628,531    83,157,100
                                     ===========     ===========   ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                        362,737           9,416             0
Wages and Salaries:                       42,293          52,464             0
Taxes Payable:                           132,051          97,723        (9,211)
Other:                                 1,392,993       1,028,921             0
                                     -----------     -----------   -----------
TOTAL Postpetition Liab.               1,930,074       1,188,524        (9,211)
                                     ===========     ===========   ===========

Secured Liabilities:
Subject to Postpetition
Collateral or Financing Order         29,002,401      29,002,401    29,002,401
All other Secured Liab.                5,915,876       6,430,777     7,382,657
                                     -----------     -----------   -----------
TOTAL Secured Liabilities:            34,918,277      35,433,178    36,385,058
                                     ===========     ===========   ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.              58,858          58,858        58,858
Unsecured Liabilities                  6,649,481       9,641,432     9,641,432
Other: Accrued Liabilities             6,157,322       8,258,148     7,853,863
                                     -----------     -----------   -----------
TOTAL Prepetition Liab.               12,865,661      17,958,438    17,554,153
                                     ===========     ===========   ===========

Redeemable Prfd. Stock                48,265,040      48,265,040    44,559,316
Equity:
Owners Capital:                        1,692,451       1,746,636     1,746,636
Retained Earnings-Pre Pet.           (16,205,904)    (17,747,760)  (17,078,852)
Retained Earnings-Post Pet.          (81,854,946)     (1,215,525)           --
                                     -----------     -----------   -----------
TOTAL Equity:                        (16,124,106)    (17,216,649)   15,332,216)
                                     ===========     ===========   ===========
TOTAL LIABILITIES
AND EQUITY:                            1,610,653      85,628,531    83,157,100
                                     ===========     ===========   ===========

________________________________

 *    Preliminary estimate
 ** Includes contingent receivable from Silo, Inc. collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                            Period Ended:   1-31-97
Debtor:  Fretter Inc.                                         Case No:  96-15177

                     Schedule of Postpetition Taxes Payable
                     --------------------------------------

                              Beginning   Accrued/  Payments/   Ending
                               Balance    Withheld  Deposits   Balance
                              ----------  --------  ---------  --------
Income Taxes Withheld:
Federal:                              0     16,891     16,891        0
State:                                0      3,554      3,554        0
Local:                                0          0          0        0

FICA Withheld:                        0      6,015      6,015        0

Employers FICA:                       0      6,015      6,015        0

Unemployment Tax:
Federal:                           (150)       477         --     (327)
State:                              220      1,724         --    1,724

Sales, Use & Excise Taxes:            0          0         --        0

Property Taxes:                  97,500     32,500         --  130,000

Workers' Compensation                --         --         --       --

Other:  401(k)                       --                              0
                                 ------     ------     ------   ------

TOTALS:                          97,570     67,176     32,695  132,051
                                 ======     ======     ======  =======

                          AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60    Over 60

PostPetition
Accounts Payable                ______      ______     ______

Accounts Receivable             ______      ______     ______

For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 1-1-97   To:  1-31-97

Cash Activity Analysis (Cash Basis Only):

                                           General      Payroll        Tax       Cash Coll.      B.T.
                                            Acct.        Acct.        Acct.        Acct.        Direct
                                           -------      -------       -----      ---------      ------
A.  Beginning Balance:                    55,908.60        (4.32)      130.50     1,214.66        --
                                         ----------    ---------    ---------    ---------    ----------
B.  Receipts. Attach
    separate schedule:                   106,297.03    57,596.82    34,672.60         2.97    510,891.88
                                         ----------    ---------    ---------    ---------    ----------
C.  Balance Available
    (A + B):                             162,205.63    57,592.50    34,803.10     1,271.63        --
                                         ----------    ---------    ---------    ---------    ----------

D.  Less Disbursements
    Attach separate
    schedule                             156,077.57    57,706.85    32,694.51         9.22    510,891.88
                                         ----------    ---------    ---------    ---------    ----------

E.  ENDING BALANCE
    (C-D)                                  6,128.06       114.35     2,108.57     1,208.41        --
                                         ==========    =========    =========    =========    ==========

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT)

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:  2-14-97
                                   -----------------------
                                   Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

     The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  John B. Hurley         Capacity:     X    Principal
                                          -----
                                            X    Officer
                                          -----
                                            X    Director
                                          -----
                                            X    Insider
                                          -----

Detailed Description of Duties: As President and CEO, directs all financial, administrative and merchandising activities, with direct responsibility for sale of real estate, legal settlements and cash flow planning

Current Compensation Paid:                          Semi-
                              Weekly      or        Monthly

                             ________                  3,500

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance             ________               ________

Life Insurance               ________               ________

Retirement                   ________               ________

Company Vehicle              ________               ________

Entertainment                ________               ________

Travel                       ________               ________

Other Benefits               ________               ________

CURRENT TOTAL:
                              Weekly      or        Monthly

                             ________               ________


Dated: _________________             __________________________________________
                                     Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  Julian L. Potts        Capacity:               Principal
                                              ------
                                                 X    Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Vice President has overall direct responsibility for inventory and vendor payables as well as sale of store fixtures, furniture and inventory

Current Compensation Paid:                          Semi-
                              Weekly      or        Monthly

                                                    8,333
                              ------                ------

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance              ------                ------

Life Insurance                ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                ------


Dated: _________________             -------------------------------------
                                     Principal, Officer, Director, Insider

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:                          Semi-
                              Weekly      or        Monthly

                                                    4,583
                              ------                ------

Current Benefits Received:
                              Weekly      or        Monthly

Health Insurance              ------                ------

Life Insurance                ------                ------

Retirement                    ------                ------

Company Vehicle               ------                ------

Entertainment                 ------                ------

Travel                        ------                ------

Other Benefits                ------                ------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                ------


Dated: _________________             ------------------------------------
                                     Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1.  Schedule of Michigan National Bank January 1997 Cash Receipts
(Account Number 4707-38120-0)

2. Schedule of Michigan National Bank January 1997 Cash Disbursements (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period January 1, 1997 to January 31, 1997 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period January 1, 1997 to January 31, 1997 (Account Number 4707-38024-4)

5. Schedule of Michigan National Bank Payroll Account January 1997 Cash Receipts and Disbursements (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account January 1997 Cash Receipts and Disbursements (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period January 1, 1997 to January 31, 1997 (Account Number 4707-38128-3)

8.  Schedules of Old Kent Cash Receipts and Disbursements (Account Number
229377)

9. Old Kent Bank Statement of Account for the Period January 1, 1997 through January 31, 1997 (Account Number 229377)

10.  Schedules of Bankers Trust Cash Receipts and Disbursements